Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

I, Jonathan Patton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Austin Acquisitions, Inc. for the quarter ended June 30, 2012 fully complies with the requirements of Section 3(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q Report fairly presents in all material respects the financial condition and results of operations of Austin Acquisitions, Inc.

Date: August 20, 2012	By:	/s/ Jonathan Patton
	Name:	Jonathan Patton
	Title:	Principal Executive and Principal Financial Officer

* The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.